UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 9, 2008
(Date of earliest event reported)

TIDELANDS OIL & GAS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-29613	66-0549380
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1862 West Bitters Rd. San Antonio, TX 78248
 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number:  (210) 764 - 8642

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Sale of Sonterra Energy Corporation; Repayment of Convertible Debentures

On January 9, 2008, Tidelands Oil & Gas Corporation (the “Company”) entered into and consummated a Stock Purchase Agreement for the sale of all the issued and outstanding stock of the Company’s wholly-owned subsidiary, Sonterra Energy Corporation (“Sonterra”) to Bentley Energy Corporation (“Bentley”).  Bentley’s primary stockholder is Michael Ward, the Company’s former CEO and director, who had a right of first refusal to purchase Sonterra in the event of any sale of Sonterra by the Company.

The total purchase price for the shares of Sonterra is $3 million, with $2,925,000 paid on the January 9, 2008 closing date and the remaining $75,000 due on the earlier of 12 months following the closing, or after all existing litigation involving Sonterra is settled or otherwise resolved.  Pursuant to the terms of the Stock Purchase Agreement, immediately prior to the sale, Sonterra terminated its consulting agreement with Jason Jones and paid Mr. Jones the fee owed thereunder equivalent to 2% of the purchase price of Sonterra.

The foregoing summary of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the full and complete terms of such agreement, which is attached hereto as Exhibit 10.1.

$2,374,291 of the proceeds from the sale of Sonterra was immediately used to repay all of the outstanding principal under the Company’s convertible debentures, which had a maturity date of January 20, 2008.  In addition, $20,714 will be used to repurchase certain Series A Warrants to purchase 2,071,407 shares of the Company’s common stock.  The Series A Warrants had originally been issued in connection with the convertible debentures.  Series A Warrants to purchase 474,521 shares of Company common stock at $0.935 per share remain outstanding, as the holders of those Series A Warrants did not accept the Company’s offer to purchase such warrants for $0.01 per share.

Item 2.01    Completion of Acquisition of Disposition of Assets

See disclosure above in Item 1.01 regarding the Company’s sale of all of the issued and outstanding stock of its wholly owned subsidiary, Sonterra Energy Corporation.

Item 9.01    Financial Statements and Exhibits

(b)            Unaudited Pro Forma Financial Information

Tidelands Oil & Gas Corporation Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

Tidelands Oil & Gas Corporation Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

Tidelands Oil & Gas Corporation Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ending September 30, 2007

TIDELANDS OIL & GAS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANICAL INFORMATION

The Unaudited Pro forma Condensed Consolidated Financial Information have been prepared by management of Tidelands Oil & Gas Corporation in order to present consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 as if the disposition occurred on the first day of the period presented.  The Unaudited Pro forma Condensed Consolidated Balance Sheet at September 30, 2007 has been prepared as if the disposition occurred on September 30, 2007.

The Unaudited Pro forma Condensed Consolidated Financial Information is not necessarily indicative of the actual results of operations which would have been attained had the disposition been consummated at either of the foregoing dates or which may be attained in the future.  The Unaudited Pro forma Condensed Consolidated Financial Information should be read in conjunction with Tidelands’ Current Report of Form 8-K, in which this presentation is included, dated January 15, 2008, the previously filed Annual Report on Form 10-K filed with the SEC on April 17, 2007 and the Quarterly Report on Form 10-Q filed with SEC on November 19, 2007.

Tidelands Oil & Gas Corporation
Unaudited Proforma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006

		Pro-Forma
	As Presented	Adjustments		Pro-Forma
Revenues
Gas Sales and Pipeline Fees	$2,041,705	$(1,740,870)	(1)	$300,835
Construction Services	180,893	(180,893)	(1)	-
Total Revenues	2,222,598	(1,921,763)		300,835
Costs and Expenses
Cost of Sales	1,173,561	(1,167,602)	(1)	5,959
Operating Expenses	420,200	(343,090)	(1)	77,110
Depreciation	466,241	(126,844)	(1)	339,397
Selling, General and Administrative	6,446,652	(546,133)	(1)	5,900,519
Reserve for Litigation	2,250,000	-		2,250,000
Total Costs and Expenses	10,756,654	(2,183,669)		8,572,985
Loss from Operations	(8,534,056)	261,906		(8,272,150)
Other Income (Expenses)
Loss on Sales of Assets	(5,907)	4,500	(1)	(1,407)
Miscellaneous Income (Expenses)	(6,605)	(258)	(1)	(6,863)
Interest Expense	115,421	(8,366)	(1)	107,055
Interest and Dividend Income	(3,405,778)	1,629	(1)	(3,404,149)
Total Other Income (Expenses)	(3,302,869)	(2,495)		(3,305,364)

Net (Loss)	$(11,836,925)	$259,411		$(11,577,514)

Net (Loss) per Common Share,
Basic and Diluted	$(0.15)	$0.01	(1)	$(0.14)

Weighted Average Number of Common Shares Outstanding,
Basic and Diluted	80,475,359			80,475,359

Pro-Forma Adjustments for the Year Ended December 31, 2006 presented above include:
(1) To reverse all income and expense items incurred by Sonterra Energy Corporation for the period.

Tidelands Oil & Gas Corporation
Unaudited Proforma Condensed Consolidated Balance Sheet
September 30, 2007

		Pro-Forma
	As Presented	Adjustments		Pro-Forma

Assets
Current Assets:
Cash	$818,173	$336,852	(2)	$1,137,547
		(17,478)	(1)
Accounts and Other Receivables	422,462	(123,566)	(1)	298,896
Inventory	102,315	(102,315)	(1)	-
Prepaid Expenses	329,608	(23,513)	(1)	306,095
Total Current Assets	1,672,558	69,980		1,742,358

Property and Equipment, Net	9,718,681	(1,847,887)	(1)	7,870,794

Investment in Affiliate	210,980	-		210,980

Other Assets:
Deposits	252,762	(2,550)	(1)	325,212
		75,000	(2)
Cash - Restricted	54,120	-		54,120
Goodwill	1,158,937	(126,437)	(3)	673,991
	-	(358,509)	(1)	-
Total Other Assets	1,465,819	(412,496)		1,053,323
Total Assets	$13,068,038	$(2,190,403)		$10,877,635

Liabilities and Stockholder's Equity

Current Liabilities:
Current Maturities - Note Payable	$7,410,514	$(2,374,291)	(4)	$5,036,223
Accounts Payable and Accrued Expenses	2,554,299	(211,498)	(1)	2,342,801
Customer Deposits	10,350	(10,350)	(1)	-
Reserve for Litigation	2,250,000	-		2,250,000
Total Current Liabilities	12,225,163	(2,596,139)		9,629,024

Long-Term Debt	-	-		-

Total Liabilities	12,225,163	(2,596,139)		9,629,024

Stockholders' Equity	842,875	2,522,398	(3)	1,248,611
		158,022	(3)
		(20,714)	(5)
	-	(2,253,970)	(1)	-
Total Stockholders’ Equity	842,875	405,736		1,248,611

Total Liabilities and Stockholders' Equity	$13,068,038	$(2,190,403)		$10,877,635

Pro-forma adjustments for the Balance Sheet at September 30, 2007 presented above include:
(1)	To eliminate all asset, liability and stockholder equity accounts of Sonterra Energy Corporation includedin the September 30, 2007 Balance Sheet presented above.
(2)
To record net cash proceeds of the sale including $336,852 added to current cash available and $75,000 added to deposits for possible utilization regarding ongoing litigation of Sonterra Energy Corporation.

(3)
To record $158,022 gain on sale of Sonterra Energy Corporation; to record elimination of Sonterra Energy Corporation's basis of $2,522,398 on the Consolidated Balance Sheets; to record elimination of goodwill in the amount of $126,437.

(4)	To record payment of $2,374,291 to holders of convertible debentures due January 20, 2008.
(5)	To record purchase of 2,107,215 Series A Warrants with a January 20, 2009 expiration date for $20,714.

Tidelands Oil & Gas Corporation
Unaudited Proforma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007

		Pro-Forma
	As Presented	Adjustments		Pro-Forma
Revenues
Gas Sales and Pipeline Fees	$1,739,947	$(1,598,229)	(1)	$141,718
Construction Services	240,619	(240,619)	(1)	-
Total Revenues	1,980,566	(1,838,848)		141,718
Costs and Expenses
Cost of Sales	1,237,620	(1,024,260)	(1)	213,360
Operating Expenses	261,247	(213,706)	(1)	47,541
Depreciation	79,368	(38,204)	(1)	41,164
Impairment Loss	2,605,061	-		2,605,061
Share-based Compensation - Related Parties	5,011,763	-		5,011,763
Selling, General and Administrative	2,757,058	(306,361)	(1)	2,450,697
Total Costs and Expenses	11,952,117	(1,582,531)		10,369,586
Loss from Operations	(9,971,551)	(256,317)		(10,227,868)
Other Income (Expenses)
Loss on Sales of Assets	(179,443)	(113)	(1)	(179,556)
Interest Expense	(774,175)	1,871	(1)	(772,304)
Interest and Dividend Income	10,951	(9,462)	(1)	1,489
Gain on Sale of Subsidiary	156,480	-		156,480
Miscellaneous Income (Expenses)	95,523	(2,133)	(1)	93,390
Total Other Income (Expenses)	(690,664)	(9,837)		(700,501)

Net (Loss)	$(10,662,215)	$(266,154)		$(10,928,369)

Net (Loss) per Common Share,
Basic and Diluted	$(0.11)	$(0.00)		$(0.11)

Weighted Average Number of Common Shares Outstanding,
Basic and Diluted	97,199,835			97,199,835

Pro-forma adjustment for the Nine Months Ended September 30, 2007 include:
(1) To reverse all income and expense items incurred by Sonterra Energy Corporation for the period.

(d)            Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement dated as of January 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIDELANDS OIL & GAS CORPORATION

Date: January 15, 2008	By:	/s/ James B. Smith
James B. Smith
President and Chief Executive Officer